UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 3, 2010 (October 29, 2010)
Buckeye Partners, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9356 (Commission File Number)	23-2432497 (I.R.S. Employer Identification No.)

One Greenway Plaza Suite 600 Houston, TX (Address of Principal Executive Offices)	77046 (Zip Code)
Registrant’s telephone number, including area code: (832) 615-8600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 8.01 OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Exhibit Index
EX-2.1
EX-10.1

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     Buckeye Partners, L.P. (the “Partnership”) previously disclosed that on August 18, 2010, the Partnership, Buckeye GP LLC, the Partnership’s general partner (the “Partnership GP”), Buckeye GP Holdings L.P. (“Holdings”), MainLine Management LLC, Holdings’ general partner (“Holdings GP”), and Grand Ohio, LLC (“MergerCo”) entered into a First Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which MergerCo will be merged into Holdings, with Holdings as the surviving entity (the “Merger”), the incentive compensation agreement (also referred to as the incentive distribution rights) held by the Partnership GP will be extinguished, the general partner units held by the Partnership GP (representing an approximate 0.5% general partner interest in the Partnership) will be converted to a noneconomic interest, all of the economic interest in Holdings will be acquired by the Partnership and Holdings unitholders will receive aggregate consideration of approximately 20 million units representing limited partner interests in the Partnership.
First Amendment to the Merger Agreement
     On October 29, 2010, the parties to the Merger Agreement entered into a First Amendment to the Merger Agreement (the “Amendment”) to reduce the termination fee that is payable in certain circumstances by the Partnership or Holdings from $29 million to $22 million.
     The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto and is incorporated into this report by reference.
ITEM 8.01 OTHER EVENTS
Memorandum of Understanding
     The Partnership previously disclosed that on August 24, 2010, the District Court of Harris County, Texas, entered an order consolidating three previously filed putative class actions under the caption of Broadbased Equities v. Forrest E. Wylie, et al. and appointing interim co-lead class counsel and interim co-liaison counsel. The plaintiffs subsequently filed a consolidated amended class action and derivative complaint on September 1, 2010 (the “Complaint”). The Complaint purports to be a putative class and derivative action alleging that Holdings GP and its directors breached their fiduciary duties to Holdings’ public unitholders in connection with the Merger by, among other things, accepting insufficient consideration and failing to disclose all material facts in order that Holdings’ unitholders may cast an informed vote on the Merger Agreement, and that the Partnership, Partnership GP, Holdings GP, MergerCo, BGH GP Holdings, LLC, ArcLight Capital Partners, LLC, and Kelso & Company, aided and abetted the breaches of fiduciary duty.
     On October 29, 2010, the parties to the litigation entered into a Memorandum of Understanding (“MOU”) in connection with a proposed settlement of the class action and the Complaint. The MOU provides for dismissal with prejudice of the litigation and a release of the defendants from all present and future claims asserted in the litigation in exchange for, among other things, the agreement of the defendants to amend the Merger Agreement to reduce the termination fees payable by the Partnership upon termination of the Merger Agreement and to provide the Partnership’s unitholders with supplemental disclosure to the Partnership and Holdings’ joint proxy statement/prospectus, dated September 24, 2010. The supplemental disclosure is set forth in a joint proxy statement/prospectus supplement, dated October 29, 2010, that was filed with the Securities and Exchange Commission (the “SEC”) on November 1, 2010.
     In addition, the MOU provides that, in settlement of the plaintiffs’ claims (including any claim against the defendants by the plaintiffs’ counsel for attorneys’ fees or expenses related to the litigation), the defendants (or their insurers) will pay a cash payment of $900,000, subject to final court approval of the settlement. The proposed settlement is subject to further definitive documentation and to a number of conditions, including, without limitation, completion of certain confirmatory discovery by the plaintiffs, the drafting and execution of a formal Stipulation of Settlement, the consummation of the Merger and court approval of the proposed settlement. There is no assurance that these conditions will be satisfied.
     The foregoing description of the MOU does not purport to be complete and is qualified in its entirety by reference to the MOU, which is filed as Exhibit 10.1 hereto and is incorporated into this report by reference.

     The following text is required by SEC rules:
     The Partnership and Holdings have filed a joint proxy statement/prospectus, joint proxy statement/prospectus supplement and other documents with the SEC in relation to the Merger. Investors are urged to read these documents carefully because they contain important information regarding the Partnership, Holdings, and the transaction. The joint proxy statement/prospectus and joint proxy statement/prospectus supplement were sent to unitholders of the Partnership and Holdings seeking their approvals as contemplated by the Merger Agreement. Investors may obtain a free copy of the joint proxy statement/prospectus, the joint proxy statement/prospectus supplement and other documents containing information about the Partnership and Holdings, without charge, at the SEC’s website at www.sec.gov. Copies of the joint proxy statement/prospectus, the joint proxy statement/prospectus supplement and the SEC filings incorporated by reference in those documents may also be obtained free of charge by contacting Investor Relations at (800) 422-2825, or by accessing www.buckeye.com or www.buckeyegp.com.
     The Partnership, Holdings, and the officers and directors of the Partnership GP and Holdings GP may be deemed to be participants in the solicitation of proxies from their security holders. Information about these entities and persons can be found in the Partnership’s and Holdings’ Annual Reports on Form 10-K for the year ended December 31, 2009. Additional information about such entities and persons may also be obtained from the joint proxy statement/prospectus and the joint proxy statement/prospectus supplement.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

2.1	First Amendment to First Amended and Restated Agreement and Plan of Merger, dated October 29, 2010, by and among Buckeye Partners, L.P., Buckeye GP LLC, Buckeye GP Holdings L.P., MainLine Management LLC and Grand Ohio, LLC.

10.1	Memorandum of Understanding, dated October 29, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.
By:	Buckeye GP LLC,
its General Partner

By:	/s/ William H. Schmidt, Jr.
William H. Schmidt, Jr.
Vice President, General Counsel and Secretary

Dated November 3, 2010

Exhibit Index

Exhibit
2.1	First Amendment to First Amended and Restated Agreement and Plan of Merger, dated October 29, 2010, by and among Buckeye Partners, L.P., Buckeye GP LLC, Buckeye GP Holdings L.P., MainLine Management LLC and Grand Ohio, LLC.

10.1	Memorandum of Understanding, dated October 29, 2010.